UBS Houston Energy Conference August 10, 2011 Exhibit 99

Safe Harbor
For Forward Looking Statements
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,” “estimates,”
“expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements: financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions;  changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from terrorist activities, acts of war, major accidents, fires, severe weather, pest infestation or natural disasters; factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations;  changes in laws and regulations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, and exploration and production activities such as hydraulic fracturing; uncertainty of oil and gas reserve estimates;  significant differences between the Company’s projected and actual production levels for natural gas or oil;  significant changes in market dynamics or competitive factors affecting the
Company’s ability to retain existing customers or obtain new customers; changes in demographic patterns and weather conditions; changes in the availability and/or price of natural gas or oil and the effect of such changes on the accounting treatment of derivative financial instruments; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; changes in the availability and/or cost of derivative financial instruments; changes in the price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; changes in the projected profitability of pending or potential projects, investments or transactions; significant differences between the Company’s projected and actual capital expenditures and operating expenses; delays or changes in costs or plans with respect to the Company’s projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; governmental/regulatory actions, initiatives and proceedings, including those involving derivatives, acquisitions, financings, rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), affiliate relationships, industry structure, franchise renewal, and environmental/safety requirements; unanticipated impacts of restructuring initiatives in the natural gas and electric industries;
ability to successfully identify and finance acquisitions or other investments and ability to operate and integrate existing and any subsequently acquired business or properties; changes in actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; significant changes in tax rates or policies or in rates of inflation or interest; significant changes in the Company’s relationship with its employees or contractors and the potential adverse effects if labor disputes, grievances or shortages were to occur; changes in accounting principles or the application of such principles to the Company; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or  increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities.  Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.  Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at
You can also obtain this form on the SEC’s website at
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the
Company’s Form 10-K for the fiscal year ended September 30, 2010 and the Company’s Forms 10-Q for the periods ended December 31, 2010, March 31, 2011 and June 30, 2011. The Company
disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.
UBS Houston Energy Conference – August 10, 2011
www.nationalfuelgas.com.
www.sec.gov.

3
National Fuel Gas Company
Business Segment Reporting
National Fuel Gas Company
Exploration &
Production
Seneca
Resources
Corporation
Pipeline &
Storage
National Fuel
Gas Supply
Corporation
Empire Pipeline,
Inc.
Utility
National Fuel
Gas Distribution
Corporation
Energy
Marketing
National Fuel
Resources, Inc.
Publicly Traded
Holding Company
NYSE symbol - NFG
Reporting
Segments
Operating
Subsidiaries

UBS Houston Energy Conference – August 10, 2011

4 UBS Houston Energy Conference – August 10, 2011

5 UBS Houston Energy Conference – August 10, 2011

6 UBS Houston Energy Conference – August 10, 2011

Net Income from Continuing Operations
Excluding Items Impacting Comparability (1)
National Fuel Gas Company
(1) A reconciliation  to GAAP Net Income is included at the end of this presentation.
$222.0 Million
Twelve Months Ended
June 30, 2011
E&P
$121.0 MM
54.5%

UBS Houston Energy Conference – August 10, 2011

National Fuel Gas Company
Capital Expenditures
(1)
from Continuing Operations
(1) A reconciliation to Capital  Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
$970-1,110
$770-885
$501
$307
$417
$248
$1,250
$1,000
$750
$500
$250
$0
$43
$166
$53 $38
$100-150
$100-135
2007 2008 2009 2010 2011 2012
$147
$192
$188
$398
$600-655
$785-875
$54 $57 $56 $58
$55-60 $55-60
Fiscal Year
Forecast Forecast
Utility Pipeline & Storage Exploration & Production All Other
UBS Houston Energy Conference – August 10, 2011

National Fuel Gas Company
Capital Structure
$2.900 Billion
(1)
at June 30, 2011
Forecasted Capital
Structure
(2)
at September 30, 2011

Long-Term
Debt
36%
Shareholders’
Equity
64%
Long-Term
Debt
36%
Shareholders’
Equity
64%
At June 30, 2011, Comprehensive Shareholders’ Equity, Long-Term Debt and the Current Portion of Long-Term Debt totaled $2.90 Billion as presented on the Company’s Balance Sheet, of which $0.899 Billion was Long-Term
Debt, $0.150 Billion was the Current Portion of Long-Term Debt and $1.851 Billion was Comprehensive Shareholders’ Equity
At September 30, 2011, forecasted Total Capitalization is $2.943 Billion, of which $0.899 Billion is Long-Term Debt, $0.150 Billion is the Current Portion of  Long-Term
Debt  and $1.894 Billion is Comprehensive Shareholders’ Equity

UBS Houston Energy Conference – August 10, 2011

10 10 UBS Houston Energy Conference – August 10, 2011 Exploration & Production Seneca Resources Corporation

UBS Houston Energy Conference – August 10, 2011
Exploration & Production
Fiscal Year End Proved Reserves
(1)
West – California
Reserves: 333 Bcfe (47%)
(55.5 MMBoe)
Gulf of Mexico
Reserves: 34 Bcfe (5%)
East – Appalachia
Reserves: 333 Bcfe (48%)
(1) At September 30, 2010
Total Proved Reserves: 700 Bcfe
226
249
428
0
200
400
600
2008 2009 2010
At September 30
Natural Gas
46.2
46.6
45.2
0
20
40
60
2008 2009 2010
At September 30
Oil

12 Exploration & Production Historical Daily Production 50 100 150 200 250 West Upper Devonian Gulf Marcellus - UBS Houston Energy Conference – August 10, 2011

UBS Houston Energy Conference – August 10, 2011
Exploration & Production
Capital Expenditures by Region
(1) Does not include the $34.9MM acquisition of Ivanhoe’s US-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in Capital Expenditures.
(1)

UBS Houston Energy Conference – August 10, 2011 14 Exploration & Production Annual Production by Region Marcellus production in Fiscal 2012 could equal the entire company production in Fiscal 2011

15 15 UBS Houston Energy Conference – August 10, 2011 Exploration & Production California

UBS Houston Energy Conference – August 10, 2011
Seneca’s California Properties
South Lost Hills
~1,800 BOEPD
Monterey Shale
Primary
216 Active Wells
Sespe
~990 BOEPD
Sespe Formation
Primary
193 Active Wells
North Lost Hills
~1,235 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
181 Active Wells
North Midway Sunset
~4,050 BOEPD
Potter & Tulare Formation
Steamflood
703 Active Wells
South Midway Sunset
~720 BOEPD
Antelope Formation
Steamflood
100 Active Wells
As of March 27, 2011

UBS Houston Energy Conference – August 10, 2011
California
Average Daily Production
Modest capital spending
to maintain production
Pursue additional bolt-on
acquisitions
2012 Plans:
CapEx - $45-55 MM
Expect modest production
growth

UBS Houston Energy Conference – August 10, 2011
California
Fiscal Year 2011 Sespe Field Development Plans
First drilling for Seneca at Sespe since 1991
Will drill six wells during this fiscal year
Wells to be drilled at 10-acre spacing: 4 wells
Test wells to be drilled at 5-acre spacing: 2 wells
If successful, 5-acre down-spacing could add substantial new reserves and resource potential

19 19 UBS Houston Energy Conference – August 10, 2011 East Division Exploration & Production

20 UBS Houston Energy Conference – August 10, 2011 East Division Average Daily Production Rapid growth in the East Division as Marcellus is ramping up

UBS Houston Energy Conference – August 10, 2011
Marcellus Shale
Seneca’s Pennsylvania Acreage
Seneca Resource Acreage Position
745,000 Net Acres in the heart of the
PA Marcellus fairway
Risked Resource Potential: 8-15 TCFE
80% Fee – Seneca owns the minerals
No lease expiration
94% Average NRI
SRC Lease Acreage
SRC Fee Acreage

UBS Houston Energy Conference – August 10, 2011
Marcellus Shale
Seneca’s Development Areas
SRC Lease Acreage
SRC Fee Acreage
Eastern Development Area
(Mostly Leased)
Western Development Area
(Mostly Fee and HBP)

UBS Houston Energy Conference – August 10, 2011
Marcellus Shale
Eastern Development Area
Covington Area – Full Development
47 Wells Drilled; 39 Producing Wells
Gross Production: ~120 MMCFD
All planned wells have been drilled
Estimated Gross EUR: 6.7 Bcf per Well
DCNR Block 100
1
st
Well IP: 15.8 MMCFD
1 Rig Drilling
2012: 12 Wells Planned
First Production: Q2 FY12
SRC Lease Acreage
SRC Fee Acreage
DCNR Block 595 – Full Development
6 Wells Drilled; 3 Producing (1 Shut-In)
55 Total Well Locations
2 Rigs Drilling
Tioga/Lycoming/Potter
55,000 Acres
Potential: 2 Tcf

UBS Houston Energy Conference – August 10, 2011
Marcellus Shale
Eastern Development Area Typecurve – 6.7 Bcfe EUR
1
st
Segment
IP Rate 5,400 MMcf/d
Hyp. Coeff. 1.25
Decline 65.5%
Limit 6 Mo.
Compression Segment
IP Rate 3,800 MMcf/d
Hyp. Coeff. 1.25
Decline 48%
Exp. Tail 6%

Marcellus Shale
Western Development Area - Activity
SRC Lease Acreage
SRC Fee Acreage
EOG Contributed JV Acreage
SRC Contributed JV Acreage
Seneca Operated
EOG Operated
Punxy Area – Full Development
EOG Operated
45 Wells Drilled; 25 Producing
Gross Production (As of 8/2/11): 36 MMCFD
Owl’s Nest Area
Seneca Operated
Development Focus Area
2012: 8 Wells Planned
300-500 Possible Locations
Acquiring 3D Seismic
Approx. Outline of JV Acreage
200,000 Gross Acres
Seneca 50% W.I. (Avg. 58% NRI)
Mt. Jewett Area
Seneca Operated
1 Rig Drilling
Boone Mountain Area
Seneca Operated
1 Rig Drilling
UBS Houston Energy Conference – August 10, 2011

UBS Houston Energy Conference – August 10, 2011
Marcellus Shale
Target Zone Example
Marcellus
Interval
Optimal
Target
Zone
Important to
Find Ideal Target
Must account for the
variable rock quality and
geomechanical profile
Major factor in quality of
Fracture Stimulation

Marcellus Shale
Centralized Water System
Recovering water discharged from an
abandoned coal mine which was adversely
impacting a local trout stream
Authorized by SRBC to withdraw
approximately 500,000 gallons per day of
mine discharge
Water pipeline system supplies frac water
for Seneca in Tioga County (90 wells)
Can supply water for 3 fracs per month
System Cost: ~$3.7 Million
Cost Savings: ~$120,000 per well
Pay Out: 31 Wells
Other Benefits:
Improved stream quality
Substantial reduction of water truck
activity
No need to withdraw water elsewhere
UBS Houston Energy Conference – August 10, 2011

UBS Houston Energy Conference – August 10, 2011
Utica Shale
Source rock maturation status based on combined CAI to Ro regression equation. (Trenton-Black River Research Consortium, 2006)
Seneca
Acreage

Seneca Resources
Mt. Jewett Area
Spud Date: April 2011
Seneca Resources
Henderson Area
Planned Spud Date: Aug 2011
Seneca Resources
Tionesta Area
Planned Spud Date: 2012
Utica Shale
Pennsylvania & Ohio
Permitting Activity Since 2009
Vertical Well Permit
Horizontal Well Permit
UBS Houston Energy Conference – August 10, 2011

30 30 UBS Houston Energy Conference – August 10, 2011 National Fuel Gas Supply Corporation Empire Pipeline, Inc. National Fuel Gas Midstream Corporation Pipeline & Storage / Midstream

LAMONT
COMPRESSOR
STATION
PHASE I & II
COVINGTON
GATHERING
SYSTEM
TROUT RUN
GATHERING
SYSTEM
WEST TO EAST
OVERBECK TO
LEIDY
TIOGA COUNTY
EXTENSION
LINE “N”
EXPANSION
PIPELINE & STORAGE / MIDSTREAM
EXPANSION INITIATIVES
NORTHERN
ACCESS
EXPANSION
Seneca Drilling Activity
EOG JV Drilling Activity
W2E Overbeck to Leidy
Northern Access Expansion
Expansion Projects

CENTRAL TIOGA
COUNTY
EXTENSION
LINE “N”
2012
EXPANSION
UBS Houston Energy Conference – August 10, 2011

UBS Houston Energy Conference – August 10, 2011
Midstream Corporation
Trout Run Gathering System – Lycoming County
Capacity: 466,000 Dth/d
Will Interconnect with Transco
Pipelines in Lycoming County
Seneca Resources will be the
anchor shipper
Estimated In-Service: Q2 FY2012
Interstate Pipeline
Gathering System
Transco

UBS Houston Energy Conference – August 10, 2011
National Fuel Gas Company
2012 EPS Guidance & Sensitivity
NFG & Subsidiaries
(1) The preliminary earnings guidance and sensitivity table are current as of August 4, 2011.  The sensitivity table only considers revenue from the Exploration and Production segment’s crude oil and natural gas sales.  The sensitivities will become obsolete with the passage of time, changes in Seneca’s production forecast, changes in basis differentials, as additional hedging contracts are entered into, and with the settling of hedge contracts at their maturity.  For its fiscal 2012 updated earnings forecast, the  Company is using  flat commodity pricing of $4.50 per MMBtu for natural gas and $95.00 per Bbl for crude oil, and adjusting for basis differential.
On August 4, 2011, the Company
updated its fiscal 2012 earnings
guidance utilizing flat commodity
pricing of $4.50 per MMBtu for
natural gas and $95.00 per Bbl
for crude oil, and adjusting for
basis differential
Seneca Resources
Preliminary
Production Guidance:
87 to 101 Bcfe
Fiscal 2012
Preliminary Earnings per Share (Diluted) Guidance
(1)
Range
Consolidated Earnings $2.85 - $3.15
(1)
Earnings per Share Sensitivity to Changes from
$4.50/MMBtu for natural gas and $95.00/Bbl for crude oil
(1)
$1 change per MMBtu gas $5 change per Bbl oil
Increase Decrease Increase Decrease
+$0.31 -$0.31 +$0.04 -$0.04

UBS Houston Energy Conference – August 10, 2011
National Fuel Gas Company
Seneca Oil and Gas Hedge Positions
For fiscal year 2012,
Seneca has hedged
47% of its forecasted
production
NYMEX
Strip Prices
(at 08/04/11)
Natural
Gas Oil
Fiscal 2011
(1)
$4.11 $91.49
Fiscal 2012 $4.33 $89.56
Fiscal 2013 $4.85 $93.11
Fiscal 2014 $5.27 $94.33
(1) The NYMEX strip prices for fiscal year 2011 include the settlement prices for the October 2010  through August 2011 contracts.
Natural Gas
Swaps
Volume
(Bcf)
Average
Hedge Price
Fiscal 2011 10.6 $5.77 / Mcf
Fiscal 2012 35.0 $5.89 / Mcf
Fiscal 2013 23.9 $5.67 / Mcf
Fiscal 2014 4.6 $5.89 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2011 0.4 $70.93 / Bbl
Fiscal 2012 1.6 $77.03 / Bbl
Fiscal 2013 0.9 $86.21 / Bbl
Fiscal 2014 0.2 $94.90 / Bbl

National Fuel Gas Company
Key Takeaways
High-Quality Marcellus Acreage Position
745,000 net acres with a resource potential of 8-15 Tcfe
Fee ownership results in superior economics
Rapid Growth: 0 – 150 MMCFD in 24 months
Balanced Business Model
Regulated segments support dividend and are not sensitive to commodity prices
Sizable oil production provides earnings stability
Strong Financial Position
Simple balance sheet
Well capitalized
Significant internally generated cash flows
UBS Houston Energy Conference – August 10, 2011

36 36 UBS Houston Energy Conference – August 10, 2011

37 37 Corporate & Financial Highlights National Fuel Gas Company UBS Houston Energy Conference – August 10, 2011

UBS Houston Energy Conference – August 10, 2011
National Fuel Gas Company
Dividend Growth
$1.42
$0.19
Compound Annual
Growth Rate
5.0%
National Fuel has had 109 uninterrupted
years of dividend payments and has increased
its dividend for 41 consecutive years
Annual Rate at Fiscal Year End

Utility Segment National Fuel Gas Distribution Corporation 39 UBS Houston Energy Conference – August 10, 2011

(1) Calculated using Average Total Comprehensive Shareholder Equity. 40 Utility Return on Equity (1) UBS Houston Energy Conference – August 10, 2011

41 41 National Fuel Gas Supply Corporation Empire Pipeline, Inc. National Fuel Gas Midstream Corporation Pipeline & Storage / Midstream UBS Houston Energy Conference – August 10, 2011

COVINGTON
GATHERING
SYSTEM
TROUT RUN
GATHERING
SYSTEM
WEST TO EAST
OVERBECK TO
LEIDY
LAMONT
COMPRESSOR
STATION
PHASE I & II
TIOGA COUNTY
EXTENSION
LINE “N”
EXPANSION
PIPELINE & STORAGE / MIDSTREAM
EXPANSION INITIATIVES
NORTHERN
ACCESS
EXPANSION
Seneca Drilling Activity
EOG JV Drilling Activity
W2E Overbeck to Leidy
Northern Access Expansion
Expansion Projects

CENTRAL TIOGA
COUNTY
EXTENSION
LINE “N”
2012
EXPANSION
UBS Houston Energy Conference – August 10, 2011

Pipeline & Storage/Midstream
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service
Date
Market Status
Covington Gathering System 145,000 $16 MM 11/17/09 Fully Subscribed Completed – Flowing into TGP 300 Line
Lamont Compressor Station 40,000 $6 MM 6/15/10 Fully Subscribed Completed – Flowing into TGP 300 Line
Lamont Phase II Project 50,000 $7.6 MM 07/1/11 Fully Subscribed
First 10,000 Dth/d in-service.  Remaining
40,000 Dth/d in-service 10/2011.
Line “N” Expansion 160,000 $20 MM ~ 09/2011 Fully Subscribed Construction began February 2011
Covington Gathering  System
Expansion
75,000 $3.5 MM ~11/2011 Fully Subscribed
Will increase total system capacity to
220,000 Dth/d
Tioga County Extension 350,000 $49 MM ~ 11/2011 Fully Subscribed Construction began July 2011
Trout Run Gathering System 466,000 $51 MM Q2 FY2012 70% Subscribed Preliminary work has begun
Northern Access Expansion 320,000 $62 MM ~11/2012 Fully Subscribed Certificate filed in March 2011
Line “N” 2012 Expansion 150,000 $36 MM ~ 11/2012 Fully Subscribed Certificate filed in July 2011
West to East ~425,000 $290 MM
Late 2013/
2014
29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
Central Tioga County
Extension
260,000 $135 MM 2014
Open Season
Closed
Evaluating market interest and facility design
UBS Houston Energy Conference – August 10, 2011
Expansion Initiatives

Exploration & Production UBS Houston Energy Conference – August 10, 2011 44 Seneca Resources Corporation

SRC Lease Acreage SRC Fee Acreage SRC Contributed JV Acreage EOG Contributed JV Acreage UBS Houston Energy Conference – August 10, 2011 45 Pennsylvania Acreage Holdings Marcellus Shale

Marcellus Shale
Eastern Development Area
Western Development Area
Seneca is in active development within the Eastern Development Area.  It is currently testing various well and completion designs in its Western Development Area and expects to see results continue to improve over time.
Description EUR
Net
Working
Interest
Net
Revenue
Interest
Well Costs ($ Millions)
$6.0 $6.4
Seneca – EDA Well 8 Bcf 100% 85% 73% 63%
Seneca – EDA Well 6 Bcf 100% 85% 40% 34%
Description EUR
Net
Working
Interest
Net
Revenue
Interest
Well Costs ($ Millions)
$5.0 $6.0
Seneca – EOG JV Well 4 Bcf 50% 60% 44% 29%
Seneca – WDA Well 4 Bcf 100% 100% 28% 19%
UBS Houston Energy Conference – August 10, 2011
Pre-Tax IRR Comparison at NYMEX of $4.00/MMBtu

Marcellus Shale
Gross Horizontal Wells Drilled per Year
Marcellus Horizontal Rig Count
Current Rig Count:
Seneca : 5 Rigs
EOG : 2 Rigs
6
th
Rig: January 2012
UBS Houston Energy Conference – August 10, 2011
Additional Seneca Rig Scheduled:

National Fuel Gas Company
This presentation contains certain non-GAAP financial measures.  For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations.  The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes.  The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.
UBS Houston Energy Conference – August 10, 2011
Comparable GAAP Financial Measure
Slides and Reconciliations

Reconciliation of GAAP Net Income to Income From Continuing Operations

Excluding Items Impacting Comparability

($ Thousands)

				12 Mos. Ended
	FY 2008	FY 2009	FY 2010	6/30/2011
GAAP Net Income
E&P Segment GAAP Net Income	$146,612	$(10,238)	$112,531	$120,941
P&S Segment GAAP Net Income	54,148	47,358	36,703	30,703
Utility Segment GAAP Net Income	61,472	58,664	62,473	62,617
Marketing Segment GAAP Net Income	5,889	7,166	8,816	9,466
Corporate & All Other GAAP Net Income	607	(2,242)	5,390	35,720

Total GAAP Net Income	$268,728	$100,708	$225,913	$259,447

Discontinued Operations
(Income) Loss from Operations, Net of Tax (Corporate & All Other)	$(1,821)	$2,776	$(470)	$301
Gain on Disposal, Net of Tax (Corporate & All Other)	—	—	(6,310)	(6,310)

(Income) Loss from Discontinued Operations, Net of Tax	$(1,821)	$2,776	$(6,780)	$(6,009)

Items Impacting Comparability
Gain on sale of turbine (Corporate & All Other)	$(586)	$—	$—	$—
Gain on life insurance policies (Corporate & All Other)	—	(2,312)	—	—
Gain on sale of unconsolidated subsidiaries (Corporate & All Other)	—	—	—	(31,418)
Impairment of investment partnership (Corporate & All Other)	—	1,085	—	—
Impairment of oil and gas properties (E&P)	—	108,207	—	—

Total Items Impacting Comparability	$(586)	$106,980	$—	$(31,418)

Income from Continuing Operations excluding Items Impacting Comparability
E&P Segment Operating Income	$146,612	$97,969	$112,531	$120,941
P&S Segment Operating Income	54,148	47,358	36,703	30,703
Utility Segment Operating Income	61,472	58,664	62,473	62,617
Marketing Segment Operating Income	5,889	7,166	8,816	9,466
Corporate & All Other Operating Income	(1,800)	(693)	(1,390)	(1,707)

Total Income from Continuing Operations excluding Items Impacting Comparability	$266,321	$210,464	$219,133	$222,020

Reconciliation of Segment Capital Expenditures to

Consolidated Capital Expenditures

($ Thousands)

					FY 2011	FY 2012
	FY 2007	FY 2008	FY 2009	FY 2010	Forecast	Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures	$146,687	$192,187	$188,290	$398,174	$600,000-655,000	$785,000-875,000
Pipeline & Storage Capital Expenditures	43,226	165,520	52,504	37,894	$100,000-150,000	$100,000-135,000
Utility Capital Expenditures	54,185	57,457	56,178	57,973	$55,000-60,000	$55,000-60,000
Marketing, Corporate & All Other Capital Expenditures	3,414	1,614	9,829	7,311	$15,000-20,000	$30,000-40,000

Total Capital Expenditures from Continuing Operations	$247,512	$416,778	$306,801	$501,352	$770,000-885,000	$970,000-1,110,000

Capital Expenditures from Discountinued Operations
Exploration & Production Capital Expenditures	$29,129	$—	$—	$—	$—	$—
All Other Capital Expenditures	87	131	216	150

Total Capital Expenditures from Discontinued Operations	$29,216	$131	$216	$150	$—	$—

Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2010 Accrued Capital Expenditures	$—	$—	$—	$(55,546)	$—	$—
Exploration & Production FY 2009 Accrued Capital Expenditures	—	—	(9,093)	9,093	—	—
Pipeline & Storage FY 2008 Accrued Capital Expenditures	—	(16,768)	16,768	—	—	—
All Other FY 2009 Accrued Capital Expenditures	—	—	(715)	715	—	—

Total Accrued Capital Expenditures	$—	$(16,768)	$6,960	$(45,738)	$—	$—

Elimintations	$—	$(2,407)	$(344)	$—	$—	$—

Total Capital Expenditures per Statement of Cash Flows	$276,728	$397,734	$313,633	$455,764	$770,000-885,000	$970,000-1,110,000